                                 [COLONIAL LOGO]






                                    COLONIAL

                                  CONNECTICUT

                                TAX-EXEMPT FUND



                               SEMIANNUAL REPORT
                                 JULY 31, 1997






                          NOT FDIC-    MAY LOSE VALUE
                          INSURED      NO BANK GUARANTEE

--------------------------------------------------------------------------------
                 COLONIAL CONNECTICUT TAX-EXEMPT FUND HIGHLIGHTS
                        FEBRUARY 1, 1997 - JULY 31, 1997

INVESTMENT OBJECTIVE: Colonial Connecticut Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Connecticut state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.

THE FUND IS DESIGNED TO OFFER:
   x  High monthly double tax-free income
   x  Long-term appreciation
   x  Diversification
   x  Emphasis on quality

PORTFOLIO MANAGER COMMENTARY: "Connecticut's growing economy, and the Fund's focus on high quality bonds, led to good returns to shareholders over the last six months. As we foresee no major changes in the state's economy or our strategy, we believe this level of performance should continue into early 1998."
                                                               -- Maureen Newman


                COLONIAL CONNECTICUT TAX-EXEMPT FUND PERFORMANCE

                                                           CLASS A    CLASS B
        Inception dates                                    11/1/91     6/8/92
        Distributions declared per share(1)                $ 0.195    $ 0.167
        SEC yields on 7/31/97(2)                              4.47%      3.93%
        Taxable-equivalent SEC yields(3)                      7.75%      6.81%
        Six-month total returns, assuming reinvestment        5.64%      5.24%
        of all distributions and no sales charge or
        contingent deferred sales charge (CDSC)
        Net asset value per share on 7/31/97               $  7.71    $  7.71

(1) A portion of the Fund's income may be subject to the alternative minimum tax.
(2) The 30-day SEC yields on July 31, 1997 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period. If the Advisor had not waived or borne certain Fund expenses, SEC yields would have been 4.18% for Class A shares and 3.63% for Class B shares.
(3) Taxable-equivalent SEC yield is based on the maximum effective 42.3% federal and Connecticut income tax rates.

    Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed.

QUALITY BREAKDOWN (as of 7/31/97)

AAA ..................................................       52.3%
AA ...................................................       32.1%
A ....................................................       10.0%
BBB ..................................................        0.1%
Non rated ............................................        2.0%
Cash & Equivalents ...................................        3.5%

TOP FIVE SECTORS (as of 7/31/97)

General Obligations ..................................       30.9%
Hospitals ............................................       12.4%
Housing ..............................................       11.9%
Sales & Excise Tax ...................................        6.7%
Nursing Homes ........................................        6.2%

Because the Fund is actively managed, quality and sector weightings will change. Quality breakdown and sector allocation are based upon total net assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present the semiannual report for Colonial
Connecticut Tax-Exempt Fund. This report reflects on the
investment environment for the six months ended July 31, 1997.
                                                                  [PICTURE OF
The national economy continued to grow during the past six     HAROLD W. COGGER]
months. A firm job market buoyed consumer confidence, resulting in strong retail, auto and housing sales during the first quarter of 1997. The Federal Reserve Board raised short-term interest rates in March for the first time in two years in response to growing concern about future wage and price inflation. As interest rates rose, bond prices declined.

Bond prices recovered during the second half of the period as consumer spending declined, dampening investors' fears of potential inflation. At the same time, industrial production, corporate capital spending and consumer income levels continued to expand while inflation remained very low. This indicates that while economic growth has slowed down, the economy is still on track to post gains for 1997 and carry the current economic expansion into its eighth year.

Municipal bond prices continued to outperform Treasury prices. A low supply of new municipal issues combined with strong demand helped support these tax-exempt bond prices. Municipal bond prices also received a boost as the final balanced budget agreement emerged from Congress. However, the investment environment for municipal bonds was not without challenge. The yield advantage for investing in lower quality municipal bonds continued to be historically low. This condition, in combination with tight supply, created higher prices and lower yields for many new investments.

The long-term benefits of investing in any municipal bond fund include tax-free income and the opportunity to diversify your fixed-income portfolio. Colonial Connecticut Tax-Exempt Fund continues to offer you competitive tax-free income and long-term total return potential as well as an opportunity to participate in Connecticut's economic revival.

As always, we thank you for the opportunity to help meet your investment goals.

Respectfully,


/s/ Harold W. Cogger
Harold W. Cogger
President
September 15, 1997

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue, come to pass or affect Fund performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            PORTFOLIO MANAGER REPORT

MAUREEN NEWMAN is portfolio manager of Colonial Connecticut Tax-Exempt Fund. Ms. Newman is Vice President of Colonial Management Associates, Inc. and is the Manager of Tax-Exempt Credit Research.

STRONG RETURNS DESPITE A VOLATILE MARKET
For the six months ended July 31, 1997, the total return for Class A shares, based on net asset value, was 5.64%. In comparison, the average Connecticut municipal bond fund as measured by Lipper Analytical Services, Inc. was 5.46%. The Fund's benchmark, the Lehman Brothers Municipal Bond Index, had a total return of 5.86%.

Bonds were negatively affected early in the period by the Federal Reserve Board's decision to raise short-term interest rates, but the bond market rallied in July as economic reports continued to show no signs of increased inflation. The Fund's strong performance was achieved by taking advantage of market momentum and identifying sectors of the market that were undervalued.

AIMING FOR STRONG PERFORMANCE IN ALL MARKETS
During the period, we continued to pursue our strategy of increasing the percentage of non-callable bonds in the Fund. These bonds, which cannot be redeemed by the issuer until the maturity date, tend to hold their value in both up and down markets. We also focused on purchasing bonds with shorter maturities, which are less sensitive to rising interest rates. With the yield difference between longer maturity and shorter maturity bonds relatively small, the Fund achieved that lower volatility without sacrificing much in terms of yield. As continued good news on the inflation front led to a bond market rally in July, we sold some issues we had purchased at a discount but were now approaching their par values. This enabled us to purchase other undervalued bonds we believe show potential for long-term appreciation.

A STRONGER CONNECTICUT ECONOMY
While Connecticut was one of the last states in the northeast to emerge from the recession of the early '90s, its economy is now showing signs of strength. The State's two large casinos are creating many jobs, although average salaries there are lower than those jobs that were eliminated by the defense and insurance industries. The southwestern corner of the state near New York City is also benefiting from the bull market on Wall Street. State and local governments remain fiscally sound. The State is reducing its gasoline tax, which provides security for the State's Special Tax Revenue Bonds. It is unlikely that the tax cut will have a significant impact on the credit quality of those bonds.

A FAVORABLE INVESTMENT ENVIRONMENT AHEAD
We expect few major changes in the Connecticut economy over the next six months. Inflation appears to be under control. While the economic growth rate could slow down somewhat, the State should continue its recovery.

INCREASING YOUR TOTAL RETURN
With the balanced economy producing low inflation and low unemployment, interest rates have been going down over the last few months, and the value of
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
bonds has been increasing. Some of you may have noticed the effect of this reflected recently in smaller dividend checks. With inflation under control, current dividends continue to outpace the inflation rate, and remain a source of tax-exempt income. The goal of the Fund is to increase shareholders' total return, so while interest rates and dividends have declined, the net asset value per share of the Fund has been increasing. We will continue to invest primarily in investment grade municipal bonds that provide what we believe have the most potential for tax-free income and long-term appreciation.


           COLONIAL CONNECTICUT TAX-EXEMPT FUND INVESTMENT PERFORMANCE
               Change in Value of $10,000 from 11/1/91 to 7/31/97
                     Based on NAV and MOP for Class A Shares

Label   CCTTEF          NAV           MOP           Lehman
 1       Nov 1, 91         10000          9525      10000
 2      Nov 30, 91      9983.269      9509.063      10028
 3      Dec 31, 91      10234.13      9748.008      10243
 4      Jan 31, 92      10231.45      9745.454      10266
 5      Feb 29, 92      10242.98      9756.441      10270
 6      Mar 31, 92      10211.13      9726.103      10274
 7      Apr 30, 92      10294.55      9805.555      10365
 8      May 31, 92      10465.23      9968.135      10487
 9      Jun 30, 92       10679.9      10172.61      10663
10      Jul 31, 92      10998.62      10476.19      10983
11      Aug 31, 92      10819.25      10305.33      10876
12      Sep 30, 92      10875.26      10358.68      10947
13      Oct 31, 92      10679.02      10171.77      10839
14      Nov 30, 92      11019.16      10495.75      11033
15      Dec 31, 92      11142.69      10613.42      11146
16      Jan 31, 93      11289.62      10753.37      11276
17      Feb 28, 93      11710.94      11154.67      11683
18      Mar 31, 93      11599.56      11048.58      11560
19      Apr 30, 93      11717.56      11160.97      11677
20      May 31, 93      11789.89      11229.87      11742
21      Jun 30, 93      12029.65      11458.25      11938
22      Jul 31, 93      12052.33      11479.85      11954
23      Aug 31, 93      12325.28      11739.83      12203
24      Sep 30, 93      12489.59      11896.33      12342
25      Oct 31, 93      12481.48      11888.61      12366
26      Nov 30, 93      12345.97      11759.54      12257
27      Dec 31, 93      12575.37      11978.04      12515
28      Jan 31, 94       12677.9       12075.7      12658
29      Feb 28, 94      12347.91      11761.38      12330
30      Mar 31, 94      11774.29      11215.01      11828
31      Apr 30, 94      11831.21      11269.23      11929
32      May 31, 94      11954.43      11386.59      12032
33      Jun 30, 94      11864.36       11300.8      11958
34      Jul 31, 94      12119.42      11543.75      12178
35      Aug 31, 94       12144.3      11567.44      12220
36      Sep 30, 94      11920.68      11354.44      12041
37      Oct 31, 94      11613.01       11061.4      11827
38      Nov 30, 94      11284.82      10748.79      11613
39      Dec 31, 94      11664.35       11110.3      11868
40      Jan 31, 95      12062.11      11489.16      12208
41      Feb 28, 95      12411.37      11821.83      12563
42      Mar 31, 95      12538.66      11943.07      12707
43      Apr 30, 95      12546.65      11950.68      12722
44      May 31, 95      12847.07      12236.83      13128
45      Jun 30, 95      12680.42       12078.1      13013
46      Jul 31, 95       12722.8      12118.46      13136
47      Aug 31, 95      12919.81      12306.12      13303
48      Sep 30, 95      13029.77      12410.86      13387
49      Oct 31, 95      13228.61      12600.25      13582
50      Nov 30, 95      13481.36         12841      13807
51      Dec 31, 95      13646.64      12998.43      13940
52      Jan 31, 96      13723.09      13071.24      14045
53      Feb 29, 96      13601.55      12955.48      13950
54      Mar 31, 96      13407.56       12770.7      13772
55      Apr 30, 96      13394.54       12758.3      13733
56      May 31, 96      13399.19      12762.73      13728
57      Jun 30, 96      13532.41      12889.62      13878
58      Jul 31, 96      13665.42      13016.31      14003
59      Aug 31, 96      13651.92      13003.45      14000
60      Sep 30, 96      13823.51       13166.9      14196
61      Oct 31, 96      13958.61      13295.57      14356
62      Nov 30, 96      14207.63      13532.77      14619
63      Dec 31, 96      14156.81      13484.36      14557
64      Jan 31, 97      14200.14      13525.63      14585
65      Feb 28, 97      14357.66      13675.67      14719
66      Mar 31, 97         14192      13517.88      14522
67      Apr 30, 97      14292.33      13613.44      14644
68      May 31, 97      14488.68      13800.47      14865
69      Jun 30, 97      14647.13      13951.39      15023
70      Jul 31, 97      15000.33      14287.81      15439

A $10,000 investment in Class B shares made on June 8, 1992 (inception) at NAV would have been valued at $13,780 on July 31, 1997. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have grown to $13,680 on July 31, 1997.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and it is not possible to invest in an index.


                          AVERAGE ANNUAL TOTAL RETURNS
                 As of June 30, 1997 (Most Recent Quarter End)

--------------------------------------------------------------------------------
                                 CLASS A SHARES                CLASS B SHARES
INCEPTION                           11/1/91                        6/8/92
                               NAV           MOP             NAV          w/CDSC
--------------------------------------------------------------------------------
1 YEAR                         8.24%         3.10%           7.44%        2.44%
--------------------------------------------------------------------------------
5 YEARS                        6.52          5.49            5.73         5.41
--------------------------------------------------------------------------------
SINCE INCEPTION                6.97          6.05            6.05         5.73
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 4.75%. The CDSC return reflects the maximum charge of 5% for one year and 2% since inception.

On August 1, 1997, the Fund began offering Class C shares.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.
--------------------------------------------------------------------------------

                              INVESTMENT PORTFOLIO
                     JULY 31, 1997 (UNAUDITED, IN THOUSANDS)

MUNICIPAL BONDS - 95.6%                                                     PAR      VALUE
==========================================================================================
EDUCATION - 5.6%
 EDUCATION - 4.8%
 CT State Health & Educational
  Facilities Authority:
  Choate Rosemary Hall,
                                                       5.000%   07/01/17   $  500   $  496
  Connecticut College, Series C1,
                                                       5.250%   11/01/17    2,500    2,541
                                                       5.500%   07/01/27    1,000    1,019
  Trinity College, Series C,
                                                       6.000%   07/01/12    1,000    1,058
  Yale University,
  RIB (variable rate), Series 1992,
                                                       7.822%   06/10/30    2,500    2,691
                                                                                    ------
                                                                                     7,805
                                                                                    ------
 STUDENT LOAN - 0.8%
 CT State Higher Education
  Supplemental Loan Authority:
   Series 1991-A,
                                                       7.200%   11/15/10      790      846
   Series 1992-A,
                                                       6.375%   11/15/99      435      453
                                                                                    ------
                                                                                     1,299
                                                                                    ------
------------------------------------------------------------------------------------------
HEALTHCARE - 18.6%
 HOSPITAL - 12.4%
 CT State Health & Educational
  Facilities Authority:
  Bridgeport Hospital, Series A,
                                                       6.500%   07/01/12    1,000    1,094
  Danbury Hospital, Series E,
                                                       6.500%   07/01/14    1,400    1,502
  New Britain Hospital, Series 1991-A,
                                                       7.750%   07/01/22      200      219
  Norwalk Hospital, Series D,
                                                       6.250%   07/01/12    1,750    1,877
  St. Francis Hospital & Medical Center, Series B,
                                                       6.125%   07/01/10    1,000    1,070
  St. Mary's Hospital,
                                                       5.500%   07/01/13    1,440    1,465

                       Investment Portfolio/July 31, 1997
--------------------------------------------------------------------------------

  St. Raphael Hospital:
   Series E,
                                                       6.750%   07/01/13      $ 1,400   $ 1,523
   Series 1992-F,
                                                       6.200%   07/01/14          750       798
   Series 1992-G,
                                                       6.200%   07/01/14          225       239
   Series 1993-H,
                                                       5.250%   07/01/09(a)     3,410     3,576
  Waterbury Hospital,
                                                       7.000%   07/01/20        4,450     4,817
  The William W. Backus Hospital, Series C,
                                                       6.000%   07/01/12          250       259
  Yale-New Haven Hospital:
   Series G,
                                                       6.500%   07/01/12          500       546
   Series 1996-H,
                                                       5.500%   07/01/13        1,000     1,036
                                                                                        -------
                                                                                         20,021
                                                                                        -------
 NURSING HOME - 6.2%
 CT State Development Authority,
  Clintonville Manor Realty, Inc.:
  Series 1992,
                                                       6.750%   06/20/21        1,490     1,572
  Duncaster Inc.,
  Series 1992:
                                                       6.700%   09/01/07          500       546
                                                       6.750%   09/01/15        2,500     2,697
 CT State Health & Educational
  Facilities Authority:
  American Health Foundation/Windsor Project,
                                                       7.125%   11/01/24        2,000     2,315
  Noble Horizons Project, Series 1993,
                                                       5.875%   11/01/12          640       671
  Pope John Paul II Center for Health,
                                                       6.250%   11/01/13        2,000     2,172
                                                                                        -------
                                                                                          9,973
                                                                                        -------
-----------------------------------------------------------------------------------------------
HOUSING - 11.9%
 MULTI-FAMILY - 2.2%
 Waterbury Nonprofit Housing Corp,
  Fairmont Heights,
  Series 1993-A,
                                                       6.500%   01/01/26          600       631


                       Investment Portfolio/July 31, 1997

----------------------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                                        PAR      VALUE
==============================================================================================
HOUSING - CONT.
 MULTI-FAMILY - CONT.
 New Britain Housing Authority,
  Nathan Hale Apartments:
  Series 1992-A,
                                                       6.500%   07/01/02      $  115      123
  Series 1992-B,
                                                       6.875%   07/01/24       2,590    2,755
                                                                                       ------
                                                                                        3,509
                                                                                       ------
 SINGLE-FAMILY - 9.7%
  CT State Housing Finance Authority:
  Series B2,
                                                       6.750%   05/15/22       1,965    2,098
  Series 1990-B4,
                                                       7.300%   11/15/03         225      237
  Series 1991-C1,
                                                       6.450%   11/15/11       1,325    1,394
  Series 1991-C2,
                                                       6.700%   11/15/22          90       95
  Series 1991-C,
                                                       6.600%   11/15/23       1,580    1,681
  Series 1992-B,
                                                       6.700%   11/15/12       2,275    2,448
  Series 1993-B:
                                                       5.650%   05/15/06         550      581
                                                       6.200%   05/15/12       5,000    5,231
  Sub-Series C1,
                                                       6.350%   05/15/17       1,245    1,326
  Series 1994-D, Sub-Series D1,
                                                       6.625%   05/15/24         500      536
                                                                                       ------
                                                                                       15,627
                                                                                       ------
---------------------------------------------------------------------------------------------
OTHER - 2.4%
 REFUNDED/ESCROW/SPECIAL OBLIGATIONS (b)
 CT State Health & Educational
  Facilities Authority:
  Lutheran General Health Care System, Series 1989,
                                                       7.250%   07/01/04(a)      155      172
  Lawrence & Memorial Hospitals, Series C,
                                                       6.250%   07/01/22         400      443
 State of Connecticut,
  Series 1991-B,
                                                       6.250%   10/01/09       2,500    2,747

                       Investment Portfolio/July 31, 1997
--------------------------------------------------------------------------------

 Stratford,
  Series 1992,
                                                       7.300%   03/01/12      $  500   $  560
                                                                                       ------
                                                                                        3,922
                                                                                       ------
---------------------------------------------------------------------------------------------
OTHER REVENUE - 1.4%
 MANUFACTURING
 CT State Development Authority,
  Pfizer Inc. Project,
  Series 1994,
                                                       7.000%   07/01/25       2,000    2,298
                                                                                       ------
---------------------------------------------------------------------------------------------
RESOURCE RECOVERY - 5.6%
 MISCELLANEOUS DISPOSAL - 2.0%
 CT State Development
 Authority,
  Sewer Sludge Disposal Facilities,
  Series 1996,
                                                       8.250%   12/01/06       1,500    1,558
 CT State Disposal Facility,
  Netco Waterbury Ltd.,
  Series 1995,
                                                       9.375%   06/01/16       1,500    1,691
                                                                                       ------
                                                                                        3,249
                                                                                       ------

 RESOURCE RECOVERY - 3.6%
 Bristol Resource Recovery Facility
  Operation Commitee,
  Ogden Martin Systems, Inc., Series 1995,
                                                       6.500%   07/01/14       1,500    1,637
 CT State Resource Recovery Authority,
  American Ref-Fuel Co.:
  Series 1988-A,
                                                       8.000%   11/15/15       2,500    2,675
  Series 1992-A,
                                                       6.450%   11/15/22       1,425    1,512
                                                                                       ------
                                                                                        5,824
                                                                                       ------
---------------------------------------------------------------------------------------------
TAX-BACKED - 43.7%
 LOCAL GENERAL OBLIGATIONS - 21.6%
 Bethel,
                                                       6.500%   02/15/09       1,220    1,424
 Bridgeport:
                                                       6.250%   03/01/12       2,465    2,770
  Series 1996-A,
                                                       6.500%   09/01/08(a)    3,000    3,465

                       Investment Portfolio/July 31, 1997

-----------------------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                                        PAR      VALUE
===============================================================================================

TAX-BACKED - CONT.
 LOCAL GENERAL OBLIGATIONS - CONT.
 Danbury:
  Series 1992,
                                                       5.625%   08/15/11      $   690  $   738
  Series 1994:
                                                       4.500%   02/01/12        1,280    1,213
                                                       4.500%   02/01/13        1,280    1,203
 East Haddam, Series 1991,
                                                       6.300%   06/15/09          260      277
 Farmington, Series 1993:
                                                       5.700%   01/15/12          590      648
                                                       5.700%   01/15/13          570      625
 Granby, Series 1993:
                                                       6.500%   04/01/09          200      232
                                                       6.550%   04/01/10          175      204
 Griswold, Series 1992,
                                                       6.000%   04/15/09          410      439
 Hamden, Series:
                                                       6.000%   10/01/11          425      453
                                                       6.000%   10/01/12          425      452
 Hartford County Metropolitan
  District:
  Series 1991,
                                                       6.200%   11/15/10          220      252
  Series 1993:
                                                       5.200%   12/01/12          600      624
                                                       5.200%   12/01/13          500      518
 City of Hartford:
                                                       5.625%   02/01/11          600      646
                                                       5.625%   02/01/12          600      645
                                                       5.625%   02/01/13          600      644
 Montville, Series 1993,
                                                       6.300%   03/01/12          335      385
 New Britain:
  Series 1992,
                                                       6.000%   02/01/08          400      444
  Series 1993-A,
                                                       6.000%   10/01/12        2,000    2,243
  Series 1993-B,
                                                       6.000%   03/01/12        1,000    1,118
 North Branford:
                                                       6.200%   02/15/11          195      206
                                                       6.200%   02/15/12          225      239

                       Investment Portfolio/July 31, 1997
--------------------------------------------------------------------------------

Norwich, Series 1994:
                                                      5.750%   09/15/13      $  875   $   924
                                                      5.750%   09/15/14         870       919
Plainfield, Series 1992,
                                                      6.375%   08/01/11         500       543
Regional School District No. 14,
 Series 1991,
                                                      6.100%   12/15/06         285       315
Regional School District No. 5:
 Series 1992,
                                                      6.300%   03/01/10         400       431
 Series 1993,
                                                      5.600%   02/15/12         150       157
Somers:
                                                      6.000%   01/15/11         125       132
                                                      6.250%   01/15/08         270       289
South Windsor,
 Series 1992,
                                                      6.200%   09/01/10         495       528
Stamford:
 Series 1992,
                                                      6.125%   11/01/11       1,050     1,134
 Series 1995,
                                                      5.250%   03/15/14       2,750     2,822
Torrington, Series 1992,
                                                      6.400%   05/15/10         750       812
Vernon, Series 1988,
                                                      7.100%   10/15/03         250       287
Waterbury, Series 1993,
                                                      5.375%   04/15/08         750       784
West Haven, Series 1993-B,
                                                      5.400%   06/01/10         705       723
Westbrook, Series 1992:
                                                      6.300%   03/15/12         265       301
                                                      6.400%   03/15/09         630       718
Windham, Series 1996,
                                                      5.000%   06/15/16       1,000     1,000
                                                                                      -------
                                                                                       34,926
                                                                                      -------
SALES & EXCISE TAX - 6.7%
CT State Special Tax:
 Series 1992-B
                                                      6.125%   09/01/12       4,600     5,209
 Series 1996-B,
                                                      6.000%   10/01/06(a)    1,000     1,112

                       Investment Portfolio/July 31, 1997

---------------------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                                       PAR      VALUE
=============================================================================================

TAX-BACKED - CONT
 SALES & EXCISE TAX - CONT
 CT State Special Tax:
  Series 1996-C,
                                                      6.000%   10/01/06(a)   $2,000   $ 2,225
  Transportation Infrastructure,
  Series 1994-B,
                                                      6.000%   10/01/09       1,000     1,084
 PR Commonwealth of Puerto Rico
  Highway & Transportation Authority,
  Series-W,
                                                      5.500%   07/01/09       1,110     1,190
                                                                                      -------
                                                                                       10,820
                                                                                      -------
 SPECIAL ASSESSMENT - 0.7%
 CT State Special Assessment,
  Second Injury Fund,
  Series 1996-A,
                                                      6.000%   01/01/06(a)    1,100     1,211
                                                                                      -------

 STATE APPROPRIATED - 5.4%
 CT State Certificates of Participation,
  Middletown Courthouse Project:
                                                      6.250%   12/15/09       1,685     1,824
                                                      6.250%   12/15/10         750       812
                                                      6.250%   12/15/12         100       108
                                                      6.250%   12/15/13         850       916
 CT State Development Authority,
  Series 1993-A,
                                                      5.250%   11/15/11         750       764
 PR Commonwealth of Puerto Rico
  Public Buildings Authority, Series 1993-M:
                                                      5.000%   07/01/13       1,000     1,001
  stepped coupon, (5.700% 07/01/98),
                                                      3.750%   07/01/16(c)    3,300     3,308
                                                                                      -------
                                                                                        8,733
                                                                                      -------
 STATE GENERAL OBLIGATIONS - 9.3%
 State of Connecticut:
  Series 1990-B,
                                                       (d)     11/15/10       1,950     1,014
  Series 1993-A,
                                                      5.600%   11/15/10       1,000     1,048

                       Investment Portfolio/July 31, 1997
--------------------------------------------------------------------------------

  Series 1993-B,
                                                       5.400%   09/15/09      $3,000   $  3,180
  Series 1995-B,
                                                       5.375%   10/01/15       5,000      5,106
 PR Commonwealth of Puerto Rico
  Aqueduct & Sewer Authority,
  Series 1995,
                                                       6.000%   07/01/07(a)    2,750      3,076
 PR Commonwealth of Puerto Rico,
  Series 1994,
                                                       6.500%   07/01/23       1,500      1,641
                                                                                       --------
                                                                                         15,065
                                                                                       --------
-----------------------------------------------------------------------------------------------
UTILITY - 6.4%
  JOINT POWER AUTHORITY - 0.7%
  CT State Municipal Electric Energy
  Cooperative,
  Series 1996-A,
                                                       5.000%   01/01/09       1,040      1,062
                                                                                       --------

 WATER & SEWER - 5.7%
 South Central Regional Water Authority,
  Series 11,
                                                       5.750%   08/01/12       2,000      2,115
 CT State Clean Water Fund:
  Series 1991,
                                                       7.000%   01/01/11       1,850      2,051
  Series 1992,
                                                       6.125%   02/01/12       3,730      3,963
  Series 1993,
                                                       5.875%   04/01/09       1,000      1,109
                                                                                       --------
                                                                                          9,238
                                                                                       --------

TOTAL MUNICIPAL BONDS (cost of $143,700)(e)                                             154,582
                                                                                       --------

SHORT-TERM OBLIGATIONS - 3.5%
===============================================================================================
VARIABLE RATE DEMAND NOTES (f)
 FL Pinellas County Health Facilities
  Authority,
  Series 1985,
                                                       3.700%   12/01/15         600        600
 IN Portage Economic Development Revenue
                                                       3.750%   08/01/30         200        200

                       Investment Portfolio/July 31, 1997

--------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - CONT.                                               PAR     VALUE
============================================================================================
VARIABLE RATE DEMAND NOTES (f) - CONT
 MA State Health & Educational
  Facilities Authority,
  Series 1985-D,
                                                       3.650%   01/01/35   $  300   $    300
 MI Farmington Hills Hospital
  Finance Authority,
  Botsford General Hospital, Series 1991-B,
                                                       3.700%   02/15/16    1,400      1,400
 MI Flint Hospital Building Authority,
  Hurley Medical Center,
  Series 1995-B,
                                                       3.650%   07/01/15    2,600      2,600
 NC Craven County Industrial Facilities &
  Pollution Control Financing Authority,
  John Hancock Resource Recovery, Inc., Series C,
                                                       3.800%   05/01/11      200        200
 NY State,
  Series 1994-B4,
                                                       3.600%   08/15/22      300        300
                                                                                    --------

TOTAL SHORT-TERM OBLIGATIONS                                                           5,600
                                                                                    --------

OTHER ASSETS & LIABILITIES, NET - 0.9%                                                 1,516
============================================================================================

NET ASSETS - 100.0%                                                                 $161,698
                                                                                    ========

NOTES TO INVESTMENT PORTFOLIO:
============================================================================================

(a) These securities, or a portion thereof, with a total market value of $13,625 are being used to collateralize open futures contracts.
(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(c) Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(d)  Zero coupon bond.
(e)  Cost for federal income tax purposes is the same.
(f) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of July 31, 1997.

                       Investment Portfolio/July 31, 1997
--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO - CONT.
================================================================================

Short futures contracts open at July 31, 1997:

                     Par value                            Unrealized
                      covered             Expiration     depreciation
     Type           by contracts            month         at 07/31/97
---------------------------------------------------------------------
 Municipal Bond       $7,500              September         $ 296
 Municipal Bond       $2,000               December             6
                                                            -----
                                                            $ 302
                                                            =====

                    Acronym                    Name
               -----------------      -----------------------
                     RIB              Residual Interest Bonds

See note to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                            JULY 31, 1997 (UNAUDITED)

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $143,700)                                  $ 154,582
Short-term obligations                                                    5,600
                                                                      ---------
                                                                        160,182
Receivable for:
  Interest                                              $ 2,120
  Investment sold                                           153
  Fund shares sold                                          165
Other                                                       351           2,789
                                                        -------       ---------
    Total Assets                                                        162,971

LIABILITIES
Payable for:
  Investment purchased                                      301
  Distributions                                             619
  Fund shares repurchased                                   329
  Variation margin on futures                                10
Payable to Adviser                                            2
Accrued:
  Deferred Trustees fees                                      3
Other                                                         9
                                                        -------
    Total Liabilities                                                     1,273
                                                                      ---------

NET ASSETS                                                            $ 161,698
                                                                      =========

Net asset value & redemption price per share -
Class A ($79,423/10,302)                                              $    7.71
                                                                      =========
Maximum offering price per share - Class A
($7.71/0.9525)                                                        $    8.09(a)
                                                                      =========
Net asset value & offering price per share -
Class B ($82,275/10,672)                                              $    7.71(b)
                                                                      =========

COMPOSITION OF NET ASSETS
Capital paid in                                                       $ 156,752
Undistributed net investment income                                          67
Accumulated net realized loss                                            (5,700)
Net unrealized appreciation (depreciation) on:
  Investments                                                            10,881
  Open futures contracts                                                   (302)
                                                                      ---------
                                                                      $ 161,698
                                                                      =========

(a)  On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JULY 31, 1997
                                   (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Interest                                                                  $ 4,488

EXPENSES
Management fee                                                 $   389
Service fee                                                        122
Distribution fee - Class B                                         304
Transfer agent                                                     120
Bookkeeping fee                                                     32
Trustees fee                                                        11
Custodian fee                                                        2
Audit fee                                                           10
Legal fee                                                            2
Registration fee                                                     8
Reports to shareholders                                              4
Other                                                                7
                                                               -------
                                                                 1,011
Fees waived by the Adviser                                        (235)       776
                                                               -------    -------
       Net Investment Income                                                3,712
                                                                          -------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain
on:
  Investments                                                      402
  Closed futures contracts                                         123
                                                               -------
    Net Realized Gain                                                         525
Net unrealized appreciation (depreciation) during
  the period on:
Investments                                                      4,531
Open futures contracts                                            (566)
                                                               -------
    Net Unrealized Appreciation                                             3,965
                                                                          -------
       Net Gain                                                             4,490
                                                                          -------
Net Increase in Net Assets from Operations                                $ 8,202
                                                                          =======


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                    (Unaudited)
                                                     Six months
(in thousands)                                         ended       Year ended
INCREASE (DECREASE) IN NET ASSETS                     July 31      January 31
                                                    ===========    ===========
Operations:                                             1997          1997
Net investment income                               $     3,712    $     7,618
Net realized gain                                           525            569
Net unrealized appreciation (depreciation)                3,965         (3,468)
                                                    -----------    -----------
    Net Increase from Operations                          8,202          4,719
Distributions:
From net investment income - Class A                     (1,935)        (3,952)
From net investment income - Class B                     (1,807)        (3,680)
                                                    -----------    -----------
                                                          4,460         (2,913)
                                                    -----------    -----------
Fund Share Transactions:
Receipts for shares sold - Class A                        6,999          8,326
Value of distributions reinvested - Class A               1,097          2,258
Cost of shares repurchased - Class A                     (4,885)       (15,080)
                                                    -----------    -----------
                                                          3,211         (4,496)
                                                    -----------    -----------
Receipts for shares sold - Class B                        3,636          9,762
Value of distributions reinvested - Class B               1,053          2,159
Cost of shares repurchased - Class B                     (6,158)       (11,840)
                                                    -----------    -----------
                                                         (1,469)            81
                                                    -----------    -----------
Net Increase (Decrease) from Fund Share
      Transactions                                        1,742         (4,415)
                                                    -----------    -----------
        Total Increase (Decrease)                         6,202         (7,328)

NET ASSETS
Beginning of period                                     155,496        162,824
                                                    -----------    -----------
End of period (including undistributed net
  investment income of $67 and $54,
  respectively)                                     $   161,698    $   155,496
                                                    ===========    ===========

NUMBER OF FUND SHARES
Sold - Class A                                              923          1,122
Issued for distributions reinvested - Class A               146            303
Repurchased - Class A                                      (650)        (2,038)
                                                    -----------    -----------
                                                            419           (613)
                                                    -----------    -----------
Sold - Class B                                              483          1,316
Issued for distributions reinvested - Class B               140            290
Repurchased - Class B                                      (818)        (1,596)
                                                    -----------    -----------
                                                           (195)            10
                                                    -----------    -----------


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                            JULY 31, 1997 (UNAUDITED)


NOTE 1. INTERIM FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
In the opinion of management of Colonial Connecticut Tax-Exempt Fund (the Fund), a series of Colonial Trust V, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at July 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.


NOTE 2. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: The Fund is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Connecticut state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.


SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

                   Notes to Financial Statements/July 31, 1997
--------------------------------------------------------------------------------
NOTE 2. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.


DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee) and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.


FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.


INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.


DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.


NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's pro-rata portion of the combined average net assets of Trust V as follows:

                 Average Net Assets         Annual Fee Rate
                 ------------------         ---------------
                  First $2 billion               0.50%
                   Over $2 billion               0.45%

                   Notes to Financial Statements/July 31, 1997
--------------------------------------------------------------------------------


BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.


TRANSFER AGENT FEE: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee will be reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.


UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the six months ended July 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $16,251 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $97,510 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B shares. The plan also requires the payment of a service fee to the Distributor as follows:

                   Valuation of shares          Annual
                outstanding on the 20th of       Fee
               each month which were issued      Rate
               ----------------------------      ----
                Prior to November 30, 1994       0.10%
               On or after December 1, 1994      0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.


EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.45% annually of the Fund's average net assets.


OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

                   Notes to Financial Statements/July 31, 1997
--------------------------------------------------------------------------------
NOTE 4. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the six months ended July 31, 1997, purchases and sales of investments, other than short-term obligations, were $12,158,901 and $13,907,477, respectively.

Unrealized appreciation (depreciation) at July 31, 1997, based on cost of investments for both financial statement and federal income tax purposes was:

          Gross unrealized appreciation         $ 10,954,816
          Gross unrealized depreciation              (73,469)
                                                ------------
               Net unrealized appreciation      $ 10,881,347
                                                ============

CAPITAL LOSS CARRYFORWARDS: At January 31, 1997, capital loss carrryforwards, available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

             Year of                     Capital loss
            expiration                   carryforward
            ----------                   ------------
               2003                      $  1,928,000
               2004                         2,209,000
                                         ------------
                                         $  4,137,000
                                         ============

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.


OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the

                   Notes to Financial Statements/July 31, 1997
--------------------------------------------------------------------------------

underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.


NOTE 5. LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended July 31, 1997.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                       (Unaudited)
                                                        Six months
                                                          ended                         Year ended
                                                         July 31                        January 31
                                               ===========================     ===========================
                                                           1997                            1997
                                                 Class A         Class B         Class A         Class B
                                               -----------     -----------     -----------     -----------
Net asset value -
   Beginning of period                         $     7.490     $     7.490     $     7.630     $     7.630
                                               -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income(a)                                           0.195           0.167           0.393           0.338
Net realized and
unrealized gain (loss)                               0.220           0.220          (0.141)         (0.141)
                                               -----------     -----------     -----------     -----------
   Total from Investment
      Operations                                     0.415           0.387           0.252           0.197
                                               -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
  investment income                                 (0.195)         (0.167)         (0.392)         (0.337)
From net realized
  gains                                                 --              --              --              --
                                               -----------     -----------     -----------     -----------
  Total Distributions
  Declared to Shareholders                          (0.195)         (0.167)         (0.392)         (0.337)
                                               -----------     -----------     -----------     -----------
Net asset value -
   End of period                               $     7.710     $     7.710     $      7.49     $     7.490
                                               ===========     ===========     ===========     ===========
Total return(b)(c)                                    5.64%           5.24%           3.48%           2.71%
                                               ===========     ===========     ===========     ===========

RATIOS TO AVERAGE NET ASSETS
Expenses  (d)                                         0.61%           1.36%           0.59%           1.34%
Net investment
 income  (d)                                          5.16%           4.41%           5.28%           4.53%
Fees and expenses waived
   or borne by the
   Adviser (d)                                        0.30%           0.30%           0.31%           0.31%
Portfolio turnover                                       8%              8%             21%             21%
Net assets at end
of period (000)                                $    79,423     $    82,275     $    74,059     $    81,437

(a)  Net of fees and expenses waived or borne by the Adviser which amounted to:
                                               $     0.011     $     0.011     $     0.023     $     0.023
(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c)  Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)  The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                              Year ended January 31
         ===========================================================
                     1996                            1995
           Class A         Class B         Class A         Class B
         -----------     -----------     -----------     -----------

         $     7.080     $     7.080     $     7.890     $     7.890
         -----------     -----------     -----------     -----------         (b)


               0.400           0.345           0.418           0.363

               0.552           0.552          (0.809)         (0.809)
         -----------     -----------     -----------     -----------

               0.952           0.897          (0.391)         (0.446)
         -----------     -----------     -----------     -----------


              (0.402)         (0.347)         (0.418)         (0.363)

                  --              --          (0.001)         (0.001)
         -----------     -----------     -----------     -----------

              (0.402)         (0.347)         (0.419)         (0.364)
         -----------     -----------     -----------     -----------

         $     7.630     $     7.630     $     7.080     $     7.080
         ===========     ===========     ===========     ===========
               13.77%          12.93%          (4.85)%         (5.57)%
         ===========     ===========     ===========     ===========


                0.51%           1.25%           0.32%           1.07%

                5.42%           4.68%           5.81%           5.06%


                0.42%           0.42%           0.55%           0.55%
                  13%             13%             22%             22%

         $    80,039     $    82,785     $    74,616     $    73,580


         $     0.031     $     0.031     $     0.039     $     0.039

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:


                                                                         Year ended January 31
                                                      ===========================================================
                                                                 1994                            1993
                                                        Class A         Class B         Class A         Class B  (b)
                                                      -----------     -----------     -----------     -----------
Net asset value -
   Beginning of period                                $     7.420     $     7.420     $     7.190     $     7.200
                                                      -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                                    0.429           0.372           0.449           0.256
Net realized and
unrealized gain (loss)                                      0.465           0.465           0.270           0.257
                                                      -----------     -----------     -----------     -----------
   Total from Investment
      Operations                                            0.894           0.837           0.719           0.513
                                                      -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
  investment income                                        (0.424)         (0.367)         (0.452)         (0.256)
In excess of net
  investment income                                            --              --          (0.002)         (0.002)
From net realized gains                                        --              --          (0.021)         (0.021)
In excess of net
  realized gains                                               --              --          (0.014)         (0.014)
                                                      -----------     -----------     -----------     -----------
   Total Distributions
   Declared to Shareholders                                (0.424)         (0.367)         (0.489)         (0.293)
                                                      -----------     -----------     -----------     -----------
Net asset value -
   End of period                                      $     7.890     $     7.890     $     7.420     $     7.420
                                                      ===========     ===========     ===========     ===========
Total return(c)(d)                                          12.30%          11.49%          10.34%           7.23(e)
                                                      ===========     ===========     ===========     ===========

RATIOS TO AVERAGE NET ASSETS
Expenses                                                     0.22%           0.97%             --            0.75(f)
Net investment income                                        5.48%           4.73%           6.00%           5.25(f)
Fees and expenses waived
   or borne by the Adviser                                   0.65%           0.65%           0.90%           0.90(f)
Portfolio turnover                                              5%              5%              4%              4%
Net assets at end
of period (000)                                       $    91,436     $    71,791     $    63,126     $    27,839

(a)  Net of fees and expenses waived or borne by the Adviser which amounted to:
                                                      $     0.051     $     0.051     $     0.067     $     0.042
(b)  Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)  Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f)  Annualized.

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Connecticut Tax-Exempt Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611



Colonial Connecticut Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.



This report has been prepared for shareholders of Colonial Connecticut Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives, and operating policies of the Fund.

[COLONIAL MUTUAL FUNDS LOGO]

       Mutual Funds for
       Planned Portfolios

--------------------------------------------------------------------------------

                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation




        COLONIAL INVESTMENT SERVICES, INC., Distributor (C) 1997
                     A Liberty Financial Company (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            CT-03/981D-0797 M (9/97)
--------------------------------------------------------------------------------